UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2016

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 24, 2016, in connection with the exercise by the underwriters of their over-allotment option in the BofI Holding, Inc. (the "Company") offering of 6.25% Subordinated Notes due February 28, 2026 (the "Notes"), the Company and U.S. Bank National Association, as trustee (the "Trustee"), entered into Amendment No. 1 ("Amendment") to the First Supplemental Indenture, dated as of March 3, 2016, between the Company and the Trustee (the “First Supplemental Indenture”). The Amendment authorized the issuance of an additional $6,000,000 in aggregate principal amount of Notes under the Indenture, dated as of March 3, 2016, between the Company and the Trustee, as supplemented by the First Supplemental Indenture. All other terms and provisions of the First Supplemental Indenture remain in full force and effect.
Also in connection with the exercise by the underwriters of their over-allotment option, the Company issued a Global Note in aggregate principal amount of $6,000,000 ("Global Note").
Copies of the Amendment and the Global Note are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The descriptions of the Amendment and the Global Note in this Current Report are summaries and are qualified in their entirety by the terms of the Amendment and the Global Note.
The offering of the Notes was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-202187) previously filed with the SEC, including the prospectus contained therein, and the preliminary prospectus supplement dated February 24, 2016 and final prospectus supplement dated February 25, 2016 filed by the Company with the SEC relating to the offering.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT
The information required by this Item 2.03 relating to the Notes and the Amendment is contained in Item 1.01 and is incorporated into this Item 2.03 by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit	Description
4.1	Amendment No.1 dated March 24, 2016 to First Supplemental Indenture, dated as of March 3, 2016, between BofI Holding, Inc. and U.S. Bank National Association, as trustee
4.2	Global Note to represent the 6.25% Subordinated Notes due February 28, 2026 of BofI Holding, Inc. (included in Exhibit 4.1 as Exhibit A)
5.1	Opinion of Loeb & Loeb LLP
23.1	Consent of Loeb & Loeb LLP (included in Exhibit 5.1)
99.1	Press Release of BofI Holding, Inc. dated March 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI Holding, Inc.

Date:	March 24, 2016	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer